Ivy Funds

Supplement dated July 26, 2018 to the

Ivy ProShares Index Funds Statement of Additional Information

dated January 31, 2018

as supplemented February 26, 2018 and April 12, 2018

Effective July 31, 2018, the following replaces the seventh paragraph of the “Investment Advisory and Other Services” section on page 56:

Through January 31, 2019, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy ProShares Russell 2000 Dividend Growers Index Fund as follows: Class A shares at 0.90%; and Class I and Class N shares at 0.65%.

Effective July 31, 2018, the following paragraph is inserted immediately following the seventh paragraph of the “Investment Advisory and Other Services” section on page 56:

Through July 31, 2019, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy ProShares Russell 2000 Dividend Growers Index Fund as follows: Class E shares at 0.73%.

Supplement	Statement of Additional Information	1